UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019
Conformis, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive
Billerica, MA 01821
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CFMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☑

Item 7.01	Other Items.

Conformis, Inc. has received a warning letter from the U.S. Food and Drug Administration (FDA), dated December 10, 2019. The letter concerns the number of sterilization cycle failures relating to Vaporized Hydrogen Peroxide (VHP) sterilizers that the Company uses as a limited, alternative sterilization method for a small quantity of products. It does not question product sterility. The Company takes seriously the matters identified in the letter, has worked diligently to address the identified issues, and will respond to the FDA in a timely manner.
Notwithstanding instances of cycle failures, the Company’s quality system ensures that the sterility of products leaving the Wilmington facility has not been compromised. And because the VHP sterilizers are only used as a secondary sterilization method in limited circumstances, the Company does not anticipate any interruption in manufacturing or distribution, or with respect to the Company’s current new product launch schedule. The Company believes that the matters identified by the FDA can be resolved without a material impact to the Company’s financial results.
In addition, the Company has been planning to decommission and replace the VHP sterilizers. The Company previously procured, and has already validated, a new onsite sterilization unit and, in early December 2019, submitted a 510(k) premarket notification to the FDA for clearance of this new unit.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Cautionary Statement Regarding Forward-Looking Statements
Statements in this Current Report on Form 8-K about our future expectations, plans and prospects, including statements about the anticipated timing of our product launches, and our financial position and results, total revenue, product revenue, gross margin, operations and growth, as well as other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "project," "should," "target," "will," or "would" and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual financial results could differ materially from the projections disclosed in the forward-looking statements we make as a result of a variety of risks and uncertainties, including risks related to our estimates and expectations regarding our revenue, gross margin, expenses, revenue growth and other results of operations, and the other risks and uncertainties described in the "Risk Factors" sections of our public filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this Form 8-K represent our views as of the date hereof. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: December 17, 2019	By:	/s/ J. Brent Alldredge
J. Brent Alldredge
Chief Legal Officer & Corporate Secretary